                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            ASA INTERNATIONAL LTD
                (Name of Registrant as Specified In Its Charter)

                            ASA INTERNATIONAL LTD
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

- --------------------------------------------------------------------------------

                                 [ASA LOGO]

                             ASA INTERNATIONAL LTD.
                                10 SPEEN STREET
                        FRAMINGHAM, MASSACHUSETTS 01701

                                                                  April 15, 1996

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ASA INTERNATIONAL LTD. (the "Corporation") to be held on Friday, May 10, 1996 at 10:00 a.m. at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701.

     At the Annual Meeting, you will be asked to (i) elect five (5) Directors of the Corporation, and (ii) ratify the selection of the Corporation's independent accountants.

     Details of the matters to be considered at the Annual Meeting are contained in the Proxy Statement, which we urge you to consider carefully.

     Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return your Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.

     On behalf of the Board of Directors of the Corporation, we thank you for your continued interest in the affairs of the Corporation.

                                          Sincerely,



                                          ALFRED C. ANGELONE
                                          Chairman

                             ASA INTERNATIONAL LTD.
                                10 SPEEN STREET
                        FRAMINGHAM, MASSACHUSETTS 01701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, will be held on Friday, May 10, 1996 at 10:00 a.m. at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 for the following purposes:

          1. To elect five (5) members of the Board of Directors;

          2. To ratify the selection of BDO Seidman, LLP as independent auditors for the Corporation for the fiscal year ending December 31, 1996; and

          3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 22, 1996, as the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof.

     We hope that all stockholders will be able to attend the Annual Meeting in person. To assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to American Securities Transfer, Inc., the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting your Proxy will, at your request, be returned to you and you may vote your shares in person.

                                          By Order of the Board of Directors



                                          Paul D. Broude
                                          Assistant Secretary

Framingham, Massachusetts
April 15, 1996

                             ASA INTERNATIONAL LTD.
                                10 SPEEN STREET
                        FRAMINGHAM, MASSACHUSETTS 01701

                                 APRIL 15, 1996

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     The enclosed Proxy is solicited by the Board of Directors of ASA INTERNATIONAL LTD. (the "Corporation"), a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Corporation, 10 Speen Street, Framingham, Massachusetts 01701 at 10:00 a.m. on Friday, May 10, 1996, and at any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 22, 1996, will be entitled to vote at the Annual Meeting or any adjournment thereof. On that date, 3,787,517 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. The Corporation has no other voting securities.

     Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting. The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting either in person or represented by a properly executed proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. The other proposal to be voted upon by the stockholders of the Corporation requires the vote of a majority of the Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which results when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulation of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     THE DIRECTORS AND OFFICERS OF THE CORPORATION AS A GROUP OWN APPROXIMATELY 39.7% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION. EACH OF THE DIRECTORS AND OFFICERS HAS INDICATED HIS INTENT TO VOTE ALL SHARES OF COMMON STOCK OWNED OR CONTROLLED BY HIM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

     Execution of a Proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. The Proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting or by giving to the Secretary a duly executed Proxy bearing a later date than the Proxy being revoked at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election as Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the person named in the Proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

     An annual report containing financial statements for the Corporation's fiscal year ended December 31, 1995 ("Fiscal 1995"), is being mailed herewith to all stockholders entitled to vote. This Proxy Statement and the accompanying Proxy were first mailed to stockholders on or about April 15, 1996.

                                   ITEM NO. 1

                             ELECTION OF DIRECTORS

     The Directors of the Corporation are elected annually and hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified. Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.


     The following table sets forth the age of each nominee, the year each nominee was elected a Director and the positions presently held by each nominee with the Corporation. For information about ownership of the Corporation's
Common Stock by each nominee, see "Beneficial Ownership of Common Stock."

                              YEAR NOMINEE
                              FIRST BECAME          POSITIONS AND OFFICES
        NAME           AGE      DIRECTOR            WITH THE CORPORATION
        ----           ---   -------------          ----------------------
Alfred C. Angelone     57         1982       Chairman of the Board, Chief Executive
                                             Officer and Treasurer
Christopher J. Crane   49         1982       Director, President and Secretary
William A. Kulok       55         1993       Director
James P. O'Halloran    63         1991       Director
Gordon J. Rollert      61         1992       Director

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, Directors and persons who beneficially own more than ten percent (10%) of the Corporation's stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the executive officers and Directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with during Fiscal 1995.

     None of the Directors of the Corporation are related by blood, marriage, or adoption to any of the Corporation's Directors or executive officers. All of the current Directors of the Corporation attended at least 75% of meetings of the Board of Directors and the committees on which they served during Fiscal 1995.

     The Board of Directors has appointed an Executive Committee presently comprised of Messrs. Angelone and Crane. Each of Messrs. Eli Szklanka, Wayne Croswell, Terrence McCarthy, Donald Askin, Jonathan Ellman and Katpady Shenoy, the Corporation's Corporate Vice President and President of the International Trade Division, Vice President of the Tire Systems Division, Vice President and Controller, President of the Corporation's CommercialWare Division, Executive Vice President of the Corporation's CommercialWare Division, and Vice President of the Corporation's Legal Systems Division, respectively, serves as an ex-officio member of the Executive Committee. The Executive Committee is authorized to take any action that the Board of Directors is authorized to act upon with the exception of issuance of stock, the sale of all or substantially all of the Corporation's assets and any other significant corporate transactions for which full Board approval is required by Delaware law. Transactions with affiliates require the approval of a majority of the disinterested members of the Board of Directors or, if appropriate, the Executive Committee.

     The Board of Directors also has appointed an Audit Committee presently comprised of Mr. O'Halloran. The Board of Directors expects to appoint one of the current non-employee Directors to serve on the Audit Committee following the Annual Meeting. The Audit Committee was established for purposes of reviewing the Corporation's financial results and recommending the selection of the Corporation's independent auditors. The Compensation Committee was disbanded by the Board of Directors subsequent to the end of Fiscal 1995, and its functions will be performed by the full Board of Directors in the future. To date, no other committee of the Board of Directors, including a nominating committee, has been established.

     The Board of Directors and the Executive Committee met four (4) times each during Fiscal 1995. The Audit Committee and the Compensation Committee met two
(2) and one (1) time, respectively, during Fiscal 1995.


OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the principal occupation of each of the Directors and executive officers during the past five years:


     NAME                      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
     ----                      -------------------------------------------
Alfred C. Angelone         Chairman, Chief Executive Officer and Treasurer of the
                           Corporation.
Christopher J. Crane       President and Secretary of the Corporation.
James P. O'Halloran        President of G&J Associates, Ltd., formerly The Janus
                           Group, Ltd., a privately-held consulting firm; formerly
                           Vice President, Private Equity Managers, a privately-held
                           venture capital firm; and formerly Partner, Arthur
                           Andersen & Co.
Gordon J. Rollert          President, Standard Asset Group L.P., a privately-held
                           investment management firm.
William A. Kulok           Chairman of Career Management Center, Inc., a producer of
                           customized career exposition and educational programs
                           formerly President of Kulok Capital, Inc., a
                           privately-held venture capital firm.
Eli Szklanka               Corporation's Vice President and President of
                           International Trade Operating Group.
Terrence C. McCarthy       Corporation's Vice President and Controller.


EXECUTIVE OFFICERS

     The executive officers of the Corporation, their ages and positions held in the Corporation are as follows:

                                           YEAR
                                       FIRST BECAME    POSITIONS AND OFFICES
      NAME                 AGE           OFFICER       WITH THE CORPORATION
      ----                 ---         ------------    ---------------------
Alfred C. Angelone         57              1982        Chief Executive Officer
Christopher J. Crane       49              1982        President
Terrence C. McCarthy       45              1989        Vice President and Controller
Eli Szklanka               45              1990        Vice President

CERTAIN TRANSACTIONS

     During the fiscal year ended December 31, 1995, the Corporation advanced an aggregate of approximately $211,000 to Mr. Angelone, the Corporation's Chief Executive Officer. Mr. Angelone repaid approximately $145,000 during the fiscal year ended December 31, 1995. As of March 22, 1996, the outstanding balance of short-term advances owed by Mr. Angelone to the Corporation totalled approximately $193,000. Short-term advances made to Mr. Angelone by the Corporation do not bear interest.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of April 5, 1996, certain information with respect to the beneficial ownership of Common Stock by (i) each person known by the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Corporation's Directors and nominees to become Directors, and (iii) all Directors and nominees and officers as a group. Except as otherwise indicated, the stockholders listed on the table have sole voting and investment power with respect to the shares indicated. As of April 5, 1996, the Corporation had 1,419 holders of record.

                        NAME AND ADDRESS                   NUMBER OF SHARES         PERCENTAGE
                      OF BENEFICIAL OWNER                 BENEFICIALLY OWNED        OF CLASS(1)
                      -------------------                 ------------------        ----------
          Alfred C. Angelone(2)(3)....................           940,164                22.5%
            303 Hillside Street
            Milton, MA 02186
          Christopher J. Crane(2)(4)..................           934,132                22.5%
            283 Littleton Road
            Harvard, MA 01451
          James P. O'Halloran(5)......................            27,000                    *
            105 Spring Street
            Arlington, MA 02174
          Gordon J. Rollert(6)........................            23,785                    *
            55 William Street
            Suite G40
            Wellesley, MA 02181
          William A. Kulok(7).........................            52,000                  1.3
            116 Echo Drive
            Jupiter, FL 33458
          Eli Szklanka................................            43,936                  1.1
            P.O. Box 167
            Silver Lake, NH 03875
          All Directors and officers as a group
            (7 persons)(2)(3)(4)(5)(6)(7)(8)(9).......         2,030,406                 45.8

- ---------------

 *  Less than 1%.

(1) This percentage is computed on the basis that the stockholder's options have been exercised but that no other options or warrants have been exercised.

(2) Includes 24,535 shares of Common Stock owned by ASA Investment Partnership, of which Messrs. Angelone and Crane are general partners.

(3) Includes 235,000 shares of Common Stock underlying non-qualified stock options that are exercisable within 60 days of the date of this Proxy Statement.

(4) Includes 205,000 shares of Common Stock underlying non-qualified stock options that are exercisable within 60 days of the date of this Proxy Statement.















                                        4

(5) Includes 25,000 shares of Common Stock underlying non-qualified stock options that are exercisable within 60 days of the date of this Proxy Statement.

(6) Includes 16,000 shares of Common Stock underlying incentive stock options that are exercisable within 60 days of the date of this Proxy Statement, but excludes an additional 4,000 shares of Common Stock underlying incentive stock options that are not so exercisable.

(7) Includes 12,000 shares of Common Stock underlying non-qualified stock options that are exercisable within sixty (60) days of this Proxy Statement, but excludes an additional 8,000 shares of Common Stock underlying non-qualified stock options that are not exercisable.

(8) Includes 2,816 shares of Common Stock owned by an executive officer of the Corporation and 6,573 shares of Common Stock underlying an incentive stock option that is exercisable by the officer within 60 days of the date of this Proxy Statement.


                       REMUNERATION AND OTHER INFORMATION

     The following tables set forth the compensation paid to the Corporation's officers with respect to services rendered to the Corporation during the fiscal years ended December 31, 1995, 1994 and 1993 ("Fiscal Year 1995, 1994 and 1993," respectively).


                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                                       ANNUAL COMPENSATION
                                             ---------------------------------------       AWARDS
                                                                            OTHER        -----------
                                                                            ANNUAL        SECURITIES
                                                     SALARY     BONUS    COMPENSATION     UNDERLYING
    NAME AND PRINCIPAL POSITION              YEAR     $(1)        $          $(2)         OPTIONS(#)
    ---------------------------              -----  --------    -----    ------------    -----------
    Alfred C. Angelone.....................   1995   236,678     0          94,985               0
      Chief Executive Officer                 1994   236,578     0         143,551               0
                                              1993   234,575     0          94,935         115,000

    Christopher J. Crane...................   1995   231,052     0          37,847               0
      President                               1994   231,269     0         106,072               0
                                              1993   231,392     0          62,717          85,000

    Eli Szklanka...........................   1995   153,118     0          23,545               0
      Vice President                          1994   139,495     0          24,273               0
                                              1993   130,339     0          26,817               0

- ---------------

(1) Amounts shown indicate cash compensation received by executive officers, value related to personal use of leased automobiles, and the imputed value of life insurance provided to each employee and recorded as compensation for tax purposes. All officers' salaries are subject to periodic review by the Board of Directors.

(2) Includes automobile expenses, premium payments on insurance policies (net of any increases in cash surrender value accruing to the Corporation) and club dues. Each officer is also entitled to a car allowance, club dues, reimbursement of business related expenses, life insurance coverage and certain severance benefits in the event of termination of employment. The Corporation does not have a pension plan. In Fiscal Years 1995, 1994 and 1993, the Corporation made no awards of Restricted Stock and did not have a Long-Term Incentive Plan. In Fiscal Years 1995 and 1994, the Corporation did not grant any stock options to Messrs. Angelone, Crane or Szklanka. On February 8, 1993, the Corporation granted Messrs. Angelone and Crane non-qualified stock options to purchase 115,000 and 85,000 shares of Common Stock, respectively, that are exercisable through February 7, 2003 at an exercise price of $1.44 per share.



              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                  (a)              (b)             (c)               (d)                  (e)
                  ---              ---             ---               ---                  ---
                                                                  NUMBER OF             VALUE OF
                                                                SECURITIES           UNEXERCISED
                                                                  UNDERLYING           IN-THE-MONEY
                                  SHARES                         OPTIONS AT            OPTIONS AT
                               ACQUIRED ON        VALUE        FISCAL YEAR-END      FISCAL YEAR-END
                                 EXERCISE       REALIZED        EXERCISABLE/          EXERCISABLE/
                NAME               (#)             ($)        UNEXERCISABLE(#)    UNEXERCISABLE($)(1)
                ----           ------------     ---------     -----------------   --------------------
        Alfred C. Angelone          N/A            N/A            225,000/0             $60,500
        Christopher J. Crane        N/A            N/A            195,000/0             $60,500
        Eli Szklanka                N/A            N/A             20,000/0             $11,000

- ---------------

(1) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the per share exercise price of the option. Mr. Angelone and Mr. Crane each currently have options to purchase 110,000 shares of Common Stock at a per share exercise price of $.89. In addition, Mr. Angelone and Mr. Crane have options to purchase 115,000 and 85,000 shares of Common Stock, respectively, at a per share exercise price of $1.44. Mr. Szklanka's options carry an exercise price of $.89 per share. The fair market value of the Corporation's Common Stock underlying the options as of December 29, 1995, the last trading day of Fiscal 1995, was $1.44 (NASDAQ/NMS closing price on December 31, 1995).


COMPENSATION OF EXECUTIVE OFFICERS

     Messrs. Angelone and Crane each receive a present annual salary of $250,000. Mr. Szklanka is presently being paid $155,000 per annum. All officers' salaries are subject to periodic review by the Board of Directors.

COMPENSATION OF DIRECTORS

     During Fiscal 1995, Messrs. O'Halloran and Kulok each received cash compensation of $1,000, plus travel expenses, per meeting attended, for their services as Directors. No other Directors received any cash compensation for their services as Directors. During Fiscal 1995, none of the Directors received stock options from the Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors established a Compensation Committee on March 18, 1992. Members of the Compensation Committee were Messrs. Kulok and O'Halloran, the outside Directors of the Corporation. None of the executive officers of the Corporation have served on the board of directors of any other entity that has had any of such entity's officers serve either on the Corporation's Board of Directors or Compensation Committee. During Fiscal 1995, the entire Board of Directors participated in deliberations concerning executive officer compensation. The Compensation Committee was disbanded by the Board of Directors subsequent to the end of Fiscal 1995.

REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is responsible for setting and administering the policies that govern annual compensation as well as short-term and long-term incentives for the Corporation's executive officers. Following review and approval of compensation policies by the Committee, all issues pertaining to executive compensation are submitted to the Board of Directors for approval.

     The Committee believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (a) an overall management compensation program that is competitive with management compensation programs at companies of similar size; and (b) long-term incentive compensation in the form of stock options and other long-term equity compensation that will encourage management to continue to focus on stockholder return.

     The Committee's goal is to use compensation policies to closely align the interest of the Corporation with the interests of stockholders in that the Corporation's management have incentives to achieve short-term performance goals while building long-term value for the Corporation's stockholders. The Committee will review its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and to take into account factors which are unique to the Corporation.

     In the past, the Committee has reviewed compensation studies prepared by national accounting firms as well as reported compensation packages for officers of companies in the New England area. The Committee did not compare compensation paid to executive officers in the Corporation's industry group as many of these businesses are much larger than the Corporation. Based upon these studies, the Committee believes that the compensation package proposed for the Corporation's senior management is comparable to the compensation of officers of similar sized companies.

BASE SALARIES

     In Fiscal 1995, Mr. Angelone's base salary was approximately $225,000. Mr. Angelone received cash compensation in the amount of $237,700 for Fiscal 1995 as compared to approximately $236,000 in Fiscal 1994, which amount includes base salary, value related to personal use of a leased vehicle, and the imputed value of life insurance. Based upon the reports described above, the Committee believes that Mr. Angelone's salary is comparable to base salaries paid to senior officers of similar sized companies and also reflects improvements in the Corporation's financial performance to date.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

     The changes in compensation for Mr. Angelone, as described above, were based upon careful analysis of the compensation of chief executive officers of other comparable public companies and Mr. Angelone's efforts on behalf of the Corporation. In addition to directing the affairs of the Corporation, Mr. Angelone was instrumental in the following areas: identifying strategic acquisitions and establishing critical strategic partnerships with vendors and distribution channels. These changes were also designed to reward Mr. Angelone for future economic performance based upon improvements in profitability and increased values in the Corporation's Common Stock.

                                          COMPENSATION COMMITTEE MEMBERS

                                          JOHN M. GROGAN
                                          WILLIAM A. KULOK
                                          JAMES P. O'HALLORAN

                                          BOARD OF DIRECTORS

                                          ALFRED C. ANGELONE
                                          CHRISTOPHER J. CRANE
                                          JOHN M. GROGAN
                                          WILLIAM A. KULOK
                                          JAMES P. O'HALLORAN
                                          GORDON J. ROLLERT

                                          November 16, 1995

PERFORMANCE GRAPH

                COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG ASA
         INTERNATIONAL LTD., NASDAQ MARKET INDEX AND PEER GROUP INDEX.

      MEASUREMENT PERIOD              ASA INTERNA-
    (FISCAL YEAR COVERED)             TIONAL LTD      PEER GROUP     BROAD MARKET
           1990                         100.00          100.00          100.00
           1991                          86.36          119.53          128.38
           1992                         109.09          101.71          129.64
           1993                         127.27           81.63          155.50
           1994                         123.32           13.52          163.26
           1995                         149.28           22.87          211.77

                                   ITEM NO. 2

                ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

     The persons named in the enclosed Proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 1996 unless otherwise directed by the stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting of Stockholders, and will have the opportunity to make a statement and answer questions from stockholders, if he so desires.

                              FINANCIAL STATEMENTS

     The annual report of the Corporation, including financial statements of the Corporation for Fiscal 1995, is provided to the stockholders herewith.

                               VOTING AT MEETING

     The Board of Directors has fixed March 22, 1996, as the record date for the determination of stockholders entitled to vote at this meeting. At the close of business on that date, 3,787,517 shares of the Corporation's Common Stock, $.01 par value, were outstanding and entitled to vote.

                            SOLICITATION OF PROXIES

     The cost of solicitation of Proxies will be borne by the Corporation. In addition to the solicitation of Proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending Proxies and Proxy material to beneficial owners.

                              REVOCATION OF PROXY

     Subject to the terms and conditions set forth herein, all Proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such Proxies relate, unless prior to the Annual Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                             STOCKHOLDER PROPOSALS

     In order to be included in proxy material for the 1996 Annual Meeting, tentatively scheduled to be held on Friday, April 25, 1997, stockholders' proposed resolutions must be received by the Corporation on or before January 25, 1997. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

                                 MISCELLANEOUS

     The management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                                          By Order of the Board of Directors

                                          PAUL D. BROUDE
                                          Assistant Secretary

April 15, 1996

     THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                             ASA INTERNATIONAL LTD.
              PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 10, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED hereby appoints Alfred C. Angelone as Proxy with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ASA INTERNATIONAL LTD., to be held at the Corporation's offices, located at 10 Speen Street, Framingham, Massachusetts 01701, on Friday, May 10, 1996 at 10:00 a.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Corporation to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Alfred C. Angelone to vote in accordance with his judgment on any matters that may properly come before the meeting, all as indicated in the notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned:

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND
                                FOR PROPOSAL 2.

(1) Proposal to elect five (5) members of the Board of Directors of the Corporation.

    INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE STRIKE SUCH
                 NOMINEE'S NAME FROM THE LIST BELOW.

    / / FOR ALL nominees listed below (except as marked to the contrary below).

    / / AGAINST ALL nominees listed below.

    / / WITHHOLD AUTHORITY to vote for all nominees listed below.

        Alfred C. Angelone, Christopher J. Crane, William A. Kulok, James P. O'Halloran and Gordon J. Rollert.

(2) Proposal to ratify the selection of BDO Seidman, LLP as the independent auditors of the Corporation for the fiscal year ending December 31, 1996.

                 / / FOR        / / AGAINST        / / ABSTAIN

    MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

(3) In his discretion to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

    PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                   PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.

                                                Dated:                    , 1996
                                                      -------------------


                                               ---------------------------------
                                                           Signature


                                               ---------------------------------
                                                   Signature, if held jointly


                                               ---------------------------------
                                                          Printed Name


                                               ---------------------------------
                                                            Address

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.